                                                                  EXHIBIT 10.87

                         AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS

                         AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS


                               TABLE OF CONTENTS


Paragraph
  Number                                                                Page
---------                                                               ----

    1.       Purchase and Sale........................................    2
    2.       Purchase Price...........................................    2
    3.       Payment of Purchase Price................................    2
    4.       Escrow...................................................    2
    5.       Condition of Title.......................................    2
    6.       Title Policy.............................................    3
    7.       Conditions to Close of Escrow............................    3
    8.       Deposits by Seller.......................................    6
    9.       Deposits by Buyer........................................    7
   10.       Costs and Expenses.......................................    7
   11.       Prorations...............................................    7
   12.       Disbursements and Other Actions by Escrow Holder.........    9
   13.       Covenants of Seller......................................    9
   14.       Seller's Representations and Warranties..................   10
   15.       Buyer's Representations and Warranties...................   13
   16.       Remedies.................................................   13
   17.       Damage or Condemnation Prior to Closing..................   14
   18.       Notices..................................................   15
   19.       Brokers..................................................   16
   20.       Legal Fees...............................................   16
   21.       Assignment; Exchange.....................................   16
   22.       Miscellaneous............................................   16

SIGNATURES............................................................   18



EXHIBITS
--------

Exhibit "A" -- Legal Description of the Land
Exhibit "B" -- Rent Roll
Exhibit "C" -- Grant Deed
Exhibit "D" -- Tenant Lease Agreement
Exhibit "E" -- Assignment of Contracts and Assumption Agreement
Exhibit "F" -- Bill of Sale
Exhibit "G" -- Transferor's Certification of Non-Foreign Status
Exhibit "H" -- General Assignment Agreement

                         AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS

TO: Chicago Title Company               Escrow No: 7305124-M19
    16969 Von Karman Avenue             Escrow Officer: Lorri Beasley
    Irvine, California 92714            Title Order No: 7305124-M19
                                        Title Officer: Bill Rush


                THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this ____ day of __________, 199_, by and among OASIS RESIDENTIAL, INC., a Nevada corporation ("Buyer"), HUTTON DEVELOPMENT CO., INC., a California corporation ("Seller"), and NEWPORT MESA PARTNERS, a California limited partnership ("Prior Owner") with respect to the following:

                                R E C I T A L S:

        A. Seller desires to sell and convey or cause to convey to Buyer the following:

                1. That certain real property located in the City of Costa Mesa, County of Orange, State of California, commonly known as the Sea Palms Village Apartments located at 1850 Whittier Avenue, which is described on Exhibit "A" attached hereto (the "Land"), together with one hundred thirty eight (138) apartment units located thereon, containing in the aggregate approximately one hundred twenty-two thousand nine hundred (122,900) square feet of leasable space, associated parking areas, and all other improvements located thereon (the "Improvements");

                2. All of Seller's interest in all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property");

                3. All of Prior Owner's interest as lessor in all leases covering the Land and the Improvements (said leases, together with any and all amendments, modifications or supplements thereto, are hereinafter referred to collectively as the "Leases" and are identified in the "Rent Roll" [as defined in Paragraph 7(a)(ii)(G) hereof] attached hereto as Exhibit "B");

                4. All personal property, equipment, supplies and fixtures (collectively, the "Personal Property") owned by Prior Owner and used or useful in the operation of the Real Property; and

                5. All of Prior Owner's interest in any intangible property used or useful in connection with the foregoing, including, without limitation, all trademarks, trade names (including, without limitation, the right to use the name "Sea Palms Village Apartments"), goodwill, contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property (the "Intangible Personal Property"). The Real Property, the Personal Property, Seller's interest as lessor under the Leases and the Intangible Personal Property are sometimes collectively hereinafter referred to as the "Property."

        B. Seller desires to sell the Property to Buyer and Buyer desires to purchase the Property from Seller upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Chicago Title Company ("Escrow Holder") with regard to the escrow ("Escrow") created pursuant hereto are as follows:

        1. Purchase and Sale. Seller hereby agrees to sell the Property to Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon the terms and conditions herein set forth.

        2. Purchase Price. The purchase price ("Purchase Price") for the Property (to be paid entirely to Seller) shall be Ten Million Nine Hundred Fifty Thousand Dollars ($10,950,000).

        3. Payment of Purchase Price. The Purchase Price for the Property shall be payable by Buyer as follows:

                (a) Deposit. Within five (5) business days following the "Opening of Escrow" (as defined in Paragraph 4(a) hereof), Buyer shall deposit or cause to be deposited with Escrow Holder in cash, by a certified or bank cashier's check made payable to Escrow Holder or by a confirmed wire transfer of funds, the sum of Fifty Thousand Dollars ($50,000) (the "Deposit"). Upon Escrow Holder's receipt of the Deposit, Escrow Holder shall immediately invest it in an interest bearing account of a federally insured bank or savings and loan association acceptable to Buyer. The Deposit and all interest thereon shall be fully refundable to Buyer if the contingencies set forth in Paragraphs 7(a)(i), (ii), (iii) and (iv) hereof are not satisfied or waived by Buyer on or before the expiration of the "Contingency Period" (as defined in Paragraph 7(a)(ii) hereof). Upon satisfaction or waiver of such contingencies and the expiration of the Contingency Period, Buyer shall deposit or cause to be deposited with Escrow Holder an additional One Hundred Thousand Dollars ($100,000) which sum, along with the initial Fifty Thousand Dollar Deposit shall be referred to herein as the "Deposit." The Deposit shall be nonrefundable other than in the event the Close of Escrow fails to occur as a result of the Seller's action or inaction. The Deposit and all interest which shall accrue thereon shall be applied to the payment of the Purchase Price upon the "Close of Escrow" (as defined in Paragraph 4(b) hereof), or refunded to Buyer in the event this Agreement and the Escrow is cancelled for any reason other than a default by Buyer hereunder.

                (b) Closing Funds. At least one (1) day prior to the Close of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder, in cash, by a certified or bank cashier's check made payable to Escrow Holder or by a confirmed wire transfer of funds, the balance of the Purchase Price, plus or minus Buyer's share of closing costs, prorations and charges payable pursuant to this Agreement.

        4.  Escrow.

                (a) Opening of Escrow. For purposes of this Agreement, the Escrow shall be deemed opened on the date Escrow Holder shall have received a fully executed original or originally executed counterparts of this Agreement from Buyer, Seller and Prior Owner (such date being referred to hereinafter as the "Opening of Escrow"). Escrow Holder shall notify Buyer, Seller and Prior Owner in writing of the date Escrow is opened. Buyer, Seller and Prior Owner agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend or supersede any portions of this Agreement. To the extent of any conflict or inconsistency between such supplemental instructions and this Agreement, this Agreement shall control.

                (b) Close of Escrow. For purposes of this Agreement, the "Close of Escrow" shall be the date that the grant deed, the form of which is attached hereto as Exhibit "C" (the "Grant Deed"), conveying the Real Property to Buyer, is recorded in the Official Records of Orange County, California (the "Official Records"). Unless extended in writing by Buyer and Seller or unless extended pursuant to the terms and provisions of Paragraph 7(a)(ii) hereof, the Close of Escrow shall occur on or before June 3, 1997 (the "Closing Date"). Seller shall deliver possession of the Property to Buyer upon the Close of Escrow, subject only to the "Approved Condition of Title" (as defined in Paragraph 5 below), the Leases and the Contracts which are identified in Exhibit "B" and Exhibit "E" respectively.

        5. Condition of Title. It shall be a condition to the Close of Escrow for Buyer's benefit that title to the Real Property be conveyed to Buyer by Seller by the Grant Deed subject only to the following approved condition of title ("Approved Condition of Title"):

                (a) a lien to secure payment of real estate taxes, not delinquent;

                (b) the lien of supplemental taxes assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code ("Code"), but only to the extent that such supplemental taxes are attributable to the transaction contemplated by this Agreement. Seller shall be responsible for, and shall indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer and the Real Property from and against any and all supplemental taxes assessed pursuant to the Code, to the extent that such taxes relate to events (including, without limitation, any changes in ownership and/or new construction) occurring prior to the Close of Escrow.

                (c) matters affecting the Real Property created by or with the written consent of Buyer;

                (d) exceptions which are disclosed by the Report described in Paragraph 7(a)(i) hereof and which are approved or deemed approved by Buyer in accordance with such Paragraph 7(a)(i); and

                (e)     the Leases.

        Seller covenants and agrees that during the term of the Escrow, it will not cause or permit title to the Real Property to differ from the Approved Condition of Title described in this Paragraph 5. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, right-of-way or other matters affecting the Approved Condition of Title which may appear of record or be revealed after the date of the Report described in Paragraph 7(a)(i) below shall also be subject to Buyer's approval and must be eliminated or ameliorated by Seller to Buyer's satisfaction prior to the Close of Escrow as a condition to the Close of Escrow for Buyer's benefit.

        6. TITLE POLICY. Title shall be evidenced by the willingness of the "Title Company" (as defined in Paragraph 7(a)(i) hereof) to issue its ALTA Extended Coverage (Form B-1970) Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to the Approved Condition of Title.

        7.      CONDITIONS TO CLOSE OF ESCROW.

                (a) CONDITIONS TO BUYER'S OBLIGATIONS. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer's written waiver thereof, it being agreed that Buyer may waive in writing any or all of such conditions) for Buyer's benefit on or prior to the dates designated below for the satisfaction of such conditions. In the event Buyer terminates this Agreement and the Escrow due to the nonsatisfaction of any such conditions, then Buyer shall be entitled to the immediate return of the Deposit and all interest accrued thereon:

                        (i) TITLE. Buyer shall have approved the legal description of the Land and any matters of title as disclosed by the following documents (collectively, the "Title Documents") which are to be prepared (other than the "Survey" described below) at Seller's sole cost and expense and to be delivered to Buyer (other than the "Survey" described below) at Seller's sole cost and expense: (A) a standard preliminary title report dated on or after the date of this Agreement issued by Chicago Title Company (the "Title Company") with respect to the Real Property, as such report may be amended or supplemented from time to time to reflect additional title matters or survey exceptions (the "Report"); (B) legible copies of all documents, whether recorded or unrecorded, referred to in the Report; (C) a color-coded map plotting all easements disclosed by the Report; and (D) an ALTA as-built survey of the Real Property prepared by a licensed engineer or surveyor (the "Survey"). Seller shall cause the Title Documents (including any existing Survey) to be delivered to Buyer within five (5) days after the Opening of Escrow.

                        Buyer shall have until May 14, 1997 (the "Title Approval Date") to give Seller and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of the legal description or any matters shown in or disclosed by the Title Documents.

                        The failure of Buyer to give Buyer's Title Notice on or before the Title Approval Date shall be deemed to constitute Buyer's approval of the respective matters relating hereto. If Buyer disapproves or conditionally approves any of the foregoing matters, Seller may, within five
(5) days after its receipt of Buyer's Title Notice, elect to eliminate or ameliorate to Buyer's reasonable satisfaction such disapproved or conditionally approved matters. Within such five (5) day period, Seller shall give Buyer written notice (which shall hereinafter be referred to as "Seller's Title Notice") of those disapproved or conditionally approved matters, if any, which Seller covenants and agrees to either eliminate from the Title Policy as exceptions to title to the Property or to ameliorate to Buyer's reasonable satisfaction by the Closing Date as a condition to the Close of Escrow for Buyer's benefit. If Seller does not elect in Seller's Title Notice to eliminate or ameliorate any disapproved or conditionally approved matters as provided above, or if Buyer disapproves, in Buyer's reasonable discretion, Seller's Title Notice, then Buyer shall have the right, by a writing delivered to Seller and Escrow Holder prior to the Closing Date, to (A) waive its prior disapproval, in which event said disapproved matter(s) shall be deemed approved, or (B) terminate this Agreement and the Escrow created pursuant hereto, in which event the Deposit and all interest accrued thereon shall be immediately returned to the Buyer, and this Agreement, the Escrow and the rights and obligations of the parties hereunder shall terminate. If Seller fails to timely deliver Seller's Title Notice, then Seller will be deemed to have elected to eliminate or ameliorate to Buyer's satisfaction any disapproved or conditionally approved matters set forth in Buyer's Title Notice on or before the Close of Escrow. Seller shall be deemed to have eliminated or ameliorated, to Buyer's reasonable satisfaction, any disapproved or conditionally approved matter by obtaining one (1) or more title endorsements reasonably satisfactory to Buyer. Seller's failure to timely deliver the Seller's title notice shall be deemed to be Seller's election not to eliminate any disapproved or conditionally approved matter. Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby disapproves all liens evidencing monetary encumbrances (other than liens for non-delinquent real property taxes) and Seller agrees to cause all such liens to be eliminated at Seller's sole cost and expense (including all prepayment penalties and charges) prior to or concurrently with the Close of Escrow.

                        (ii)    REVIEW AND APPROVAL OF DOCUMENTS AND
MATERIALS. Seller has caused to be delivered to Buyer previous to execution of this Agreement, the documents and materials respecting the Property set forth below (the "Documents and Materials"). From the Opening of Escrow until 5 p.m. Pacific Time on May 14, 1997 (the "Contingency Period"), Buyer shall have the right to review and approve or disapprove, in its sole and absolute discretion, any or all of the Documents and Materials. The failure of Buyer to disapprove any of the Documents and Materials on or before the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof. Buyer shall treat all Documents and Materials as confidential and Buyer shall not reproduce or disclose the Documents and Materials to any third party except Buyer's lender and/or any authorized agents.

                                (A)     ZONING COMPLIANCE; PERMITS.  Evidence
that the Property complies with any and all applicable governmental ordinances, rules and regulations, including, but not limited to, zoning and building regulations, and any and all other governmental approvals (such as approved building permits, building inspection approvals and certificates of occupancy) and/or authorizations pertaining to the Property;

                                (B)     IMPROVEMENT PLANS.  Complete "as-built"
plans, drawing and specifications relating to all of the Improvements;

                                (C)     AGREEMENTS.  Legible copies of any and
all insurance policies, broker listing agreements, construction contracts, management contracts, maintenance contracts, service contracts, reciprocal easement agreements, if any, utility will-serve letters and any other contracts or agreements affecting or relating to the leasing, ownership, operation, maintenance, construction or development of the Property, including, without limitation, copies of all warranties with respect thereto (collectively, the "Contracts");

                                (D)     PERSONAL PROPERTY LIST.  A detailed
list ("Personal Property Schedule") of all personal property, including, without limitation, any and all fixtures, equipment and tools owned by Seller and used on or in connection with the Property, which are to be conveyed to Buyer at Close of Escrow pursuant to the Bill of Sale described in paragraph 8(f) below, together with a copy of all warranties and guaranties applicable thereto. Said list shall reflect any and all security interests in said personal property, and Seller shall cause, at Seller's sole cost and expense, said personal property to be released from any such security interests at the Close of Escrow;

                                (E)     TAX STATEMENTS.  Legible copies of the
most recently issued bills for all real property taxes and all personal property taxes payable with respect to the Real Property, or any portion thereof;

                                (F)     LEASES.  True, correct and complete
copies of any and all Leases and all amendments thereto, and copies of any and all documents, agreements and other writings referenced therein affecting the Leases (including, without limitation, lease guaranties and tenant improvement contracts), as well as copies of any letters of intent or other correspondence, pending lease agreements, or the like, which relate to any potential leases with respect to the Real Property. Seller shall also deliver to Buyer any and all financial information concerning the lessees under the Leases which are in Seller's possession or control or which can otherwise be readily obtained by Seller from said lessees or any other person or entity;

                                (G)     RENT ROLL.  A current schedule ("Rent
Roll") prepared and delivered by Seller to Buyer, which shall reflect:

                                        (1)  the name of each of the lessees
("Lessees") under the Leases and the space occupied by each of the Lessees;

                                        (2)  the amount of any security
deposits and rental concessions, nonrefundable deposits and prepaid rent from each Lessee, the amount of monthly rent, the rental rate per square foot per month, the amount of additional rent, the amount of taxes, insurance and reimbursable expenses paid and to be paid by each Lessee (including common area maintenance charges) and any and all applicable increases thereto (CPI increase and the like);

                                        (3)     the amount of all actual
collections and scheduled rent; and

                                        (4)     the commencement date, the
termination date and the term (in months) for each of the Leases, and a description of any extension or renewal options therein;

                                (H)     MONTHLY OPERATING STATEMENTS. Copies of
all monthly operating statements for the prior twenty-four (24) months;

                                (I)     SOILS AND ENGINEERING REPORTS. All
existing and available soils, environmental and building reports and engineering data pertaining to the Real Property or any portion thereof and any and all architectural studies, grading plans, topographical maps and similar data respecting the Real Property;

                                (J)     MAPS. Any and all tentative, parcel
and/or final maps and any other governmentally approved or processed documents relative to the subdivision of the Land ("Maps");

                                (K)     DELINQUENCY REPORTS. Complete copies of
all aged delinquency reports for the prior twenty-four (24) months, which sets forth the names of all Lessees that were delinquent during such time period in the payment of any amounts owing pursuant to any of the Leases, together with the amounts and the period of such delinquencies;

                                (L)     UTILITY BILLS. Copies of all utility
bills for the prior six (6) months; and

                                (M)     QUALIFICATION GUIDELINES. The standard
tenant qualification guidelines governing all new tenants.

                        (iii) INSPECTIONS AND STUDIES. On or before the expiration of the Contingency Period, Buyer shall have the right to approve or disapprove, in Buyer's sole and absolute discretion, the results of any and all inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, economic feasibility studies and soils, seismic and geologic reports, as well as toxic and environmental reports with respect to the Property, inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations as Buyer may elect to make or obtain. The failure of Buyer to disapprove said results on or prior to the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof.

                        During the term of this Escrow, Buyer, its agents, consultants, contractors and subcontractors shall have the right to enter upon the Property (subject to the Leases) to conduct or make any and all inspections and tests (including, without limitation, environmental assessments of the Real Property) as may be necessary or desirable in Buyer's sole and absolute discretion. Buyer hereby indemnifies and holds Seller and the Property harmless from and against any and all costs, losses, damages or expenses arising out of or resulting from such entry by Buyer.

                        In the event this Agreement is cancelled for any reason except Seller's default, Buyer shall promptly deliver to Seller (at no cost to Seller) photocopies of all reports, tests, investigations and studies undertaken by buyer during the Contingency Period.

                        (iv) MARKET STUDY. On or before the expiration of the Contingency Period, Buyer shall have the right to approve or disapprove, in Buyer's sole, absolute and subjective discretion, the results of any market study of the Property prepared by or for Buyer. Said market study may include, without limitation, comparisons of the Leases to leases in other projects in the area in which the Property is located, current market vacancies, buildings under construction or planned, historical demand for lease space, and any other market information that Buyer deems necessary, in buyer's sole, absolute and subjective discretion. The cost of any market study of the Property prepared by Buyer or at Buyer's direction shall be borne by Buyer.

                        (v) REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER. Seller shall have duly performed each and every covenant and agreement to be performed by Seller pursuant to this

Agreement and Seller's representations, warranties and covenants set forth in Paragraph 14 hereof shall be true and correct as of the Closing Date.

                        (vi) NO MATERIAL CHANGES. At the Closing Date, there shall have been no material adverse changes in the physical or financial condition of the Property from and after the Opening of Escrow. For purposes of this Agreement, there shall be deemed to have occurred a material adverse change in the physical or financial condition of the Property in the event a loss or circumstance occurs which reduces the value of the Property in an amount in excess of Fifty Thousand Dollars ($50,000).

                        (vii) RENT ROLL. The Rent Roll, as updated to the Closing Date, certified as to its accuracy and executed by Seller, does not materially differ from the Rent Roll delivered by Seller to Buyer pursuant to Paragraph 7(a)(ii) hereof.

                        (viii) DEPOSITS. Seller shall have made all deposits with Escrow Holder required of Seller pursuant to the provisions of Paragraph 8 of this Agreement.

                        (ix) LEASES. As of the Close of Escrow, all of the Leases approved by Buyer pursuant to Paragraph 7(a)(ii) hereof shall be in full force and effect and shall not have been modified or amended except in the normal course of business and any modification or amendment not in the normal course of business will be subject to Buyer's consent.

                (b) CONDITIONS TO SELLER'S OBLIGATIONS. For the benefit of Seller, the Close of Escrow shall be conditioned upon the timely performance by Buyer of all of the obligations required by the terms of this Agreement to be performed by Buyer (or Seller's waiver thereof, it being agreed that Seller may waive such condition). Buyer's representations, warranties and covenants set forth in this Agreement shall be true and correct as of the Closing Date.

        8. DEPOSITS BY SELLER. At least one (1) business day prior to the Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments:

                (a) GRANT DEED. The Grant Deed conveying the Real Property to Buyer, duly executed as appropriate by Seller, acknowledged and in recordable form in the form attached hereto as Exhibit "C";

                (b) LEASES. The original Leases and lease guaranties and financial information and any letters of intent, pending lease agreements, or the like, which relate or potentially relate to any space leases of the Improvements and which have been approved by Buyer in accordance with Paragraph 7(a) hereof;

                (c) TENANT LEASE ASSIGNMENT. Tenant Lease Assignment ("Assignment of Leases"), duly executed by Prior Owner, in the form attached hereto as Exhibit "D", pursuant to which Seller shall assign to Buyer all f Prior Owner's right, title and interest in and to the Leases;

                (d) CONTRACTS. Any and all original Contracts and all warranties related thereto, if any, approved by Buyer in accordance with Paragraph 7(a) hereof;

                (e) ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT. Assignment of Contracts and Assumption Agreement ("Assignment of Contracts"), duly executed by Seller, in the form attached hereto as Exhibit "E", pursuant to which Prior Owner shall assign to Buyer all of Prior Owner's right, title and interest in, under and to the Contracts and any and all warranties relative thereto;

                (f) BILL OF SALE. Bill of Sale ("Bill of Sale"), duly executed by Prior Owner, in the form attached hereto as Exhibit "F", conveying all of Prior Owner's right, title and interest in and to the Personal Property;

                (g) RENT ROLL. The Rent Roll, updated as of the Close of Escrow, certified as to its accuracy and executed by Prior Owner, together with a list of Lessees whose rent and/or other charges is/are past due as of such date;

                (h) TENANT LETTER. A letter signed by Prior Owner, addressed to each of the Lessees under the Leases advising the Lessees of the sale herein to Buyer, and the assignment of such Lessees' security deposits to Buyer and directing that all future rent payments and other charges are to be forwarded to Buyer at an address to be supplied by Buyer.

                (i) Transferor's Certification of Non-Foreign Status. The Transferor's Certification of Non-Foreign Status in the form attached hereto as Exhibit "G", duly executed by Seller ("Firpta Certificate");

                (j) Withholding Exemption Certificate. A Withholding Exemption Certificate, California Form 590, certifying that Seller is exempt from withholding under California law due to the fact that Seller resides or has a permanent place of business in California ("Form 590").

                (k) Permits, Entitlements and the Like. Any and all buildings and development permits, certificates of occupancy, utility will serve letters, use permits and other governmental approvals and/or entitlements relative to the Property.

                (l) General Assignment. General Assignment ("General Assignment"), duly executed by Prior Owner, in the form attached herein as Exhibit "H", conveying all of Prior Owner's right, title and interest in and to the Intangible Personal Property; and

                (m) Other Instruments. Such other instruments and documents as are described in Paragraph 22(b) herein.

        9. Deposits by Buyer. Buyer shall deposit or cause to be deposited with Escrow Holder the funds which are to be applied towards the payment of the Purchase Price in the amounts and at the times designed in Paragraph 3 above (as reduced by the Prorations and credits hereinafter provided). In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments:

                (a) Assignment of Leases. Counterpart of the Assignment of Leases, duly executed by Buyer;

                (b) Assignment of Contracts. Counterpart of the Assignment of Contracts, duly executed by Buyer;

                (c) General Assignment. Counterpart of the General Assignment, duly executed by Buyer; and

                (d) Other Instruments. Such other instruments and documents as are described in Paragraph 22(b) herein.

        10. Costs and Expenses. The cost and expense of the Title Policy attributable to CLTA coverage shall be paid by Seller. The cost and expense attributable to any extended coverage or endorsements shall be paid by Buyer. The escrow fee of Escrow Holder shall be shared equally by Seller and Buyer. Seller shall pay all documentary transfer taxes payable in connection with the recordation of the Grant Deed. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges.

        11. Prorations. The following prorations between Seller and Buyer shall be made by Escrow Holder computed as of the Close of Escrow:

                (a) Taxes. Real and personal property taxes and assessments on the Property shall be prorated on the basis that Seller is responsible for
(i) all such taxes for the fiscal year of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period to the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments.

                (b) Rentals. Rentals and other payments payable by tenants, licensees, concessionaires and other persons using or occupying the Property or any part thereof, if any, for or in connection with such use or occupancy (including, without limitation, fixed monthly rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs, common area maintenance charges, and other sums and charges payable by the Lessees under the Leases [collectively, "Rentals"]) shall be prorated as of the Close of Escrow.

                        (i) Delinquent Rentals. Rentals are delinquent when payment thereof is due on or prior to the Close of Escrow but has not been made by the Close of Escrow. Delinquent rentals shall be prorated between Buyer and Seller as of the Close of Escrow but not until they are actually collected by Buyer. Buyer shall have the right to collect any delinquent rentals, but shall not have the obligation to do so. After the Close of Escrow, Seller shall not take any action against a Lessee owing delinquent rentals. Seller shall not be entitled to any rentals received from Lessees after the Close of Escrow unless such Lessees are current in their rental obligations for periods occurring from and after the Close of Escrow. Delinquent rentals collected by the Buyer, net of the costs of collection (including attorneys' fees), shall be applied first against any amount currently due and then to amounts most recently overdue. For purposes hereof, "amounts currently due" shall include amounts which would be due for a month which is to commence within ten (10) days after receipt of such amounts. Buyer agrees that any payments due to Seller as a result of collected delinquent rentals shall be payable upon receipt thereof.

                        (ii) Operating Cost Pass-Throughs, Etc. Operating cost pass-throughs, additional rentals and other retroactive rental escalations, sums or charges, payable by Lessees which accrue as of the Close of Escrow but are not then due and payable, shall be prorated as of the Close of Escrow; provided, however, no payment thereof shall be made to Seller unless and until Buyer collects same from the Lessees. Buyer shall have the right to collect such amounts, but shall not have the obligation to do so. When and if Buyer collects such operating cost pass-throughs, percentage rentals or other retroactive rental escalations, sums or charges from a Lessee, such amounts, net of the costs of collection, shall be applied first to payment(s) most recently due, and Seller shall be due an amount equal to all such operating cost pass-throughs, or other retroactive rental escalations, sums or charges, accruing prior to the Close of Escrow. Payments of such prorated amounts collected by Buyer shall be made to Seller upon receipt and shall be accompanied by a report showing how same was calculated and such supporting documentation as Seller reasonably requests.

                (c) Security Deposits. Buyer shall be credited and Seller shall be charged with any security deposits and advanced rentals in the nature of security deposits made by the Lessees under the Leases, if any. Buyer shall also be credited and Seller shall be charged for all operating cost pass-throughs paid by such tenants and held by Seller in reserve for the benefit of the tenants for the repair and/or improvement of the Property. Seller hereby agrees that it will not during the term of this Escrow or upon the Close of Escrow apply any security deposits toward any delinquent rental payments, or any other amounts, due under any Leases.

                (d) Operating Expenses. All utility service charges for electricity, heat and air conditioning service, other utilities, elevator maintenance, common area maintenance, taxes other than real estate taxes such as rental taxes, other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to the Close of Escrow and Buyer shall pay all such expenses accruing on the Close of Escrow and thereafter. Seller and Buyer shall obtain billings and meter readings as of the Close of Escrow to aid in such prorations.

                (e) Capital Expenditures. All capital and other improvements (including labor and materials) which are performed or contracted for by Seller at or prior to the Close of Escrow will be paid by the Seller without contribution or proration from Buyer.

                (f) Insurance. The premium(s) for the insurance maintained by Seller shall be prorated between Buyer and Seller as of the Close of Escrow if such insurance is assumable, and Seller consents to the assignment to Buyer of such insurance by giving written notice thereof to Buyer and Escrow Holder prior to the Close of Escrow.

                (g) Contracts. Amounts payable under those Contracts which Buyer has elected to assume shall be prorated on an accrual basis. Seller shall pay all amounts due thereunder which accrue prior to the Close of Escrow and Buyer shall pay all amounts accruing on the Close of Escrow and thereafter. Seller shall pay in full all amounts due under any Contracts which Buyer has elected not to assume.

                (h) Employee Compensation. Payroll, F.I.C.A., accrued vacation and sick pay, contributions to employee-medical or pension funds, any employee benefits, employee-related taxes and any amounts payable under Employment Contracts for the period prior to the Close of Escrow shall be paid in full by Seller at or prior to the Close of Escrow and Seller hereby indemnifies and holds Buyer harmless from any claims respecting same.

At least one (1) business day prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto.

        12. DISBURSEMENTS AND OTHER ACTIONS BY ESCROW HOLDER. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the following manner:

                (a) PRORATIONS. Prorate all matters referenced in Paragraph 11 based upon the statement delivered into Escrow signed by the parties;

                (b) RECORDING. Cause the Grant Deed (with documentary transfer tax information to be affixed after recording) and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records in the Official Records in the order directed by the parties;

                (c) FUNDS. Disburse from funds deposited by Buyer with Escrow Holder towards payment of all items (including, without limitation, the Purchase Price) chargeable to the account of Buyer pursuant hereto in payment of such costs and disburse the balance of such funds, if any, to Buyer;

                (d) DOCUMENTS TO SELLER. Deliver to Seller counterparts of the Assignment of Leases, the Assignment of Contracts and the General Assignment executed by Buyer;

                (e) DOCUMENTS TO BUYER. Deliver to Buyer originals of the Leases, the Contracts, the Bill of Sale, the Seller's Certificate(s), the Firpta Certificate, the Form 590, and counterparts of the Assignment of Leases, the Assignment of Contracts and the General Assignment appropriately executed by Seller, the approved form of letter described in Paragraph 8(h) above addressed to the Lessees advising them of this transaction and any other documents which are to be delivered to Buyer hereunder, and, when issued, the Title Policy; and

                (f) TITLE POLICY. Direct the Title Company to issue the Title Policy to Buyer.

        13. COVENANTS OF SELLER. Seller and Prior Owner hereby covenant with Buyer, as follows:

                (a) From and after the date of this Agreement, Seller and Prior Owner shall not, without the prior written consent of Buyer, which consent Buyer may withhold in its reasonable discretion, enter into any lease, rental agreement, maintenance contract, service contract, listing agreement or any other contract affecting or relating to the Property or any portion thereof which will survive the Close of Escrow or will otherwise affect the use, operation or enjoyment of the Property after the Close of Escrow, except in the normal course of business and pursuant to current management practices in Seller's reasonable determination and discretion;

                (b) All insurance policies carried by Seller or Prior Owner with respect to the Property and in effect as of the date of this Agreement shall remain continuously in full force and effect from the date of this Agreement through the day upon which the Close of Escrow occurs;

                (c) From and after the date of this Agreement, Seller and Prior Owner shall not amend, modify, alter or supplement any Contract or Lease which is approved by Buyer pursuant to Paragraph 7(a) hereof without Buyer's approval, which shall not be unreasonably withheld or delayed, except in the normal course of business and pursuant to current management practices in Seller's reasonable determination and discretion. Further, Seller shall terminate on or before the Close of Escrow any Contract which is terminable without penalty and which Buyer disapproves in accordance with Paragraph 7(a) hereof;

                (d) From the date of this Agreement until the Close of Escrow, Prior Owner shall (i) operate and manage the Property in its current condition and in accordance with Seller's current management practices, (ii) maintain all present services and amenities, (iii) maintain the Property in good condition, repair and working order, (iv) keep on hand sufficient materials, supplies, equipment and other personal property for the efficient operation and management of the Property in a first-class manner, (v) perform when due, and otherwise comply with, all of Seller's obligations and duties under the Leases and Contracts approved by Buyer in accordance with Paragraph 7(a), and (vi) maintain the Property in accordance with all applicable laws, ordinances, rules and regulations affecting the Property. None of the Personal Property shall be removed from the Real Property, unless replaced by unencumbered personal property of equal or greater utility and value. All Personal Property and Intangible Personal Property shall be conveyed to Buyer by Prior Owner at the Close of Escrow in its "AS-IS" condition without warranty of any kind by Prior Owner;

                (e) After the date of this Agreement, Seller or Prior Owner shall not alienate, lien, encumber or otherwise transfer all or any portion of the Property (other than to Buyer at the Close of Escrow);

                (f) Seller shall promptly notify Buyer of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement materially untrue or misleading, and of any covenant of Seller under this Agreement which Seller will be incapable of performing or less likely to perform; and

                (g) Buyer shall notify Seller of any change in the condition or circumstance with respect to the Property which makes any representation or warranty of Seller materially untrue or misleading.

        14. SELLER'S REPRESENTATIONS AND WARRANTIES. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property, Seller makes the following covenants, representations and warranties, each of which is material and is being relied upon by the Buyer (and the continued truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder):

                (a)     REPRESENTATIONS REGARDING SELLER'S AUTHORITY.

                        (i) Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby:

                        (ii) All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required;

                        (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof;

                        (iv)    Reserved;

                        (v) Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property;

                (b) THREATENED ACTIONS. To Seller's actual knowledge, there are no pending actions, suits, arbitrations, claims or proceedings, at law, in equity or otherwise, affecting, or which may affect, all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property, including, but not limited to, judicial, municipal or administrative proceedings in eminent domain, collection actions, alleged building code violations, health and safety violations, federal, state or local agency actions regarding environmental matters, lease disputes, federal environmental protection agency or zoning violations, employment discrimination or unfair labor practices, or worker's compensation, personal injuries or property damages alleged to have occurred at the Real Property or by reason of the condition or use of or construction on the Real Property. Seller is not aware of the existence of any threatened or contemplated actions, claims or proceedings or of the existence of any facts which might give rise to any such actions, claims or proceedings;

                (c) COMPLIANCE WITH LAW. To Seller's actual knowledge, all applicable laws, ordinances, rules, requirements, regulations, building codes and environmental rules of any governmental agency, body or subdivision thereof bearing on the Property and the construction of the Improvements have been complied with.

                (d) AGREEMENTS. To Seller's actual knowledge, there are no agreements (whether oral or written) affecting or relating to the right of any party with respect to the possession of the Property, or any portion thereof, which are obligations which will affect the Property or any portion thereof subsequent to the recordation of the Grant Deed as set forth in the Leases and the Contracts provided to and approved by Buyer in accordance with Paragraph 7(a)(ii) hereof, or as may be reflected in the Approved Condition of Title;

                (e) DOCUMENTS TRUE. To Seller's actual knowledge, all documents delivered by Seller to Buyer pursuant to this Agreement are true, accurate, correct and complete copies of originals and any and all information prepared by Seller or at Seller's direction and supplied to Buyer by Seller in accordance with Paragraph 7(a) hereof are true, accurate, correct and complete;

                (f) CONTRACTS. To Seller's actual knowledge, there are no maintenance contracts, service contracts or any other contracts (whether oral or written) affecting or relating to the Real Property which will survive the Close of Escrow except as approved by Buyer in accordance with Paragraph 7(a)(ii) hereof. At the Close of Escrow, there will be no outstanding contracts entered into by Seller for the construction or repair of any Improvements which have not been fully paid for, and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Real Property prior to the Close of Escrow;

                (g) NO OTHER DOCUMENTS. To Seller's actual knowledge, the documents delivered by Seller to Buyer pursuant to Paragraph 7(a)(ii) above are all of the documents known by Seller to exist relative to the leasing, use, ownership, maintenance, management and construction on or of the Property. Seller has not assigned its rights thereunder to any other person, firm or entity and no further consent is necessary or required to make the Assignment of Leases, the Assignment of Contracts, the General Assignment and the Bill of Sale effective;

                (h) HAZARDOUS WASTES. To Seller's actual knowledge, there is no asbestos or materials containing asbestos incorporated into any of the Improvements. The Real Property is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to the environmental conditions on, under or about the Land or the Improvements including, but not limited to, soil and groundwater condition. Seller further represents and warrants to Seller's actual knowledge that, except as set forth in Exhibit "K" attached hereto, neither Seller nor, to Seller's actual knowledge, any third party has used, generated, manufactured, stored or disposed of on, under or about the Real Property or transported to or from the Real Property any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials ("Hazardous Materials"). For purposes of this subparagraph, the term Hazardous Materials shall include, but not be limited to, asbestos, petroleum and any petroleum by-products, urea formaldehyde, foam insulation, polychlorinated biphenyls, and any other substance which is a "Hazardous Substance" under California Health and Safety Code Section 25316 and in the regulations adopted and publications promulgated pursuant to said statute and any amendments thereto;

                (i) NO NOTICES. Seller has received no notice of (i) any change contemplated in any applicable laws, ordinances or restrictions, (ii) any judicial or administrative action, (iii) any action by adjacent landowners, or (iv) natural or artificial conditions upon the Real Property which would prevent, impede, limit or render more costly Buyer's contemplated use of the Real Property of any portion thereof;

                (j) LICENSES AND PERMITS. To Seller's actual knowledge, (i) all licenses, approvals, permits and certificates from all governmental or quasi-governmental authorities with jurisdiction over the Real Property or from private parties necessary for the construction and development of the Improvements, and for the use and operation of the Real Property, were obtained prior to such construction, development, use and operation, and are currently possessed by Seller, (ii) the Improvements have been constructed in accordance with (A) all such approvals, licenses, permits and certificates, (B) accepted standards of good materials and workmanship, (C) all covenants, conditions, restrictions, easements and agreements of any kind or nature affecting the Real Property, and (D) the "as-built" plans and specifications delivered to Buyer pursuant to Paragraph 7(a) above, and (iii) any conditions to any licenses, approvals, permits and certificates for the construction and development of the Improvements have been satisfied. Seller has obtained all easements and rights-of-way (including proof of dedication) required from all governmental authorities having jurisdiction over the Real Property or from private parties for the present use and operation of the Real Property and to assure vehicular and pedestrian ingress to and egress from the Real Property at all access points currently being used;

                (k) TAXES. To Seller's actual knowledge, other than the amounts disclosed by the tax bills delivered to Buyer by Seller, no other real property taxes or assessments have been or will be assessed against the Real Property for the current tax year. Seller has no knowledge, and Seller has received no notice to the contrary, of any special assessments or charges which have been levied against the Real Property or which will result from work, activities or improvements done to the Real Property by Seller. Seller has no knowledge and Seller has received no notice to the contrary of any intended public improvements which would result in any charge being levied against, or in the creation of any lien upon, the Real Property or any portion thereof;

                (l) UTILITIES. To Seller's actual knowledge, the Improvements are connected to and served by water, solid waste and sewage disposal, drainage, telephone, gas, electricity and other utility equipment facilities and services required by law and which are adequate for the contemplated use and operation of the Real Property, or any portion thereof, and which are installed and connected pursuant to valid permits and are in full compliance with all governmental authorities with jurisdiction. To Seller's actual knowledge, no fact or condition exists which would result in the termination or impairment in the furnishing of utility services to the Improvements prior to the Closing Date. Seller has not received any notice from any Lessee indicating that any of such facilities are inadequate or are not in good operating condition;

                (m) STRUCTURAL, MECHANICAL AND ELECTRICAL DEFECTS. To Seller's actual knowledge, there are no physical or mechanical defects or deficiencies in the condition of the Real Property, including, but not limited to, the roofs, exterior walls or structural components of the Improvements and the heating, air conditioning, plumbing, ventilating, utility, sprinkler and other mechanical and electrical systems, apparatus and appliances located on the Real Property or in the Improvements and all such items are in good operating condition and repair;

                (n) OPTIONS. To Seller's actual knowledge, there do not exist any rights of first refusals or options to purchase the Property;

                (o) SOILS DEFECTS. To Seller's actual knowledge, there are no defects or conditions of the soil which will impair the present use and operation of the Real Property, or any portion thereof;

                (p) RENT ROLL AND LEASES. To Seller's actual knowledge, the Rent Roll attached hereto as Exhibit "B" is true, correct, accurate and complete;

                (q)  RESERVED;

                (r) INSURANCE NOTICES. Seller has not received any notice from any of Seller's insurance carriers or any insurance carrier of any Lessee of any defects or inadequacies in the Real Property, or any portion thereof, which would adversely affect the insurability of the Real Property or the cost of any such insurance. There are no pending insurance claims with respect to all or any portion of the Real Property;

                (s) FIRPTA; CALIFORNIA WITHHOLDING. Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, and Seller will furnish the Firpta Certificate to Buyer prior to the Close of Escrow in accordance with the terms and provisions of Paragraph 8(i) hereof. Seller is a resident of or has a permanent place of business in California and no withholding of any portion of the Purchase Price is necessary under California law relative to Seller being a non-resident of California; and

                (t)  RESERVED.

                As used herein, the term "to Seller's actual knowledge" shall mean the actual knowledge of C. J. Felix without any duty to inquire or investigate with no constructive or inferred knowledge attributable to Mr. Felix. Buyer acknowledges that Seller purchased the Property from Prior Owner, who subsequently leased back the Property and has been managing and operating the Property on Seller's behalf. Furthermore, Prior Owner has maintained all books and records for the Property and all Documents and Materials have been supplied from the Prior Owner to Buyer. Except to the extent of any written representations and warranties contained in this Agreement, Buyer is purchasing the Property on an "AS IS" basis without representation or warranty by Seller or Prior Owner. Except to the extent of third party claims for personal injury arising out of events occurring during the term of the Prior Owner's or Seller's ownership of the Property, respectively, Buyer, from and after the Close of Escrow, hereby waives, releases, remises, acquits and forever discharges Seller, the Prior Owner, their respective directors, officers, shareholders, employees, and agents, and their respective heirs, successors, personal representatives and assigns of and from any and all actions, suits, legal or administrative orders or proceedings, demands, actual damages, punitive damages, loss, costs, liabilities and expenses (including without limitation attorneys' and consultants' fees) which concern or in any way relate to the Property.

                Upon the Close of Escrow, Seller's warranties shall be of no further force or effect.

        15. BUYER'S REPRESENTATIONS AND WARRANTIES. In consideration of Seller entering into this Agreement as an inducement to Seller to sell the Property, Buyer makes the following covenants, representations and warranties, each of which is material and is being relied upon by Seller (in the continued truth and accuracy of which will constitute condition precedent to Seller's obligations hereunder:

                (a)     REPRESENTATIONS REGARDING BUYER'S AUTHORITY.

                        (i) Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                        (ii) All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required;

                        (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and the partners of Buyer, if any, have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof;

                        (iv) Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

                (b) "AS-IS." Buyer hereby acknowledges that Seller purchased the Property from Newport Mesa Partners, a California limited partnership (the "Prior Owner") who subsequently leased back the Property and has been managing and operating the Property on Seller's behalf. Further, Buyer acknowledges that the Prior Owner maintains all books and records for the Property and all documents and materials have been supplied from the Prior Owner to the Seller, who has in turn delivered the Documents and Materials to Buyer. Except to the extent of any written representations and warranties contained in this Agreement, Buyer is purchasing the Property on an "AS-IS" basis without representation or warranty by Seller.

        16.     REMEDIES.

                (a) LIQUIDATED DAMAGES. PROVIDED BUYER HAS NOT ELECTED TO TERMINATE THIS AGREEMENT PURSUANT TO ANY OF BUYER'S RIGHTS TO DO SO CONTAINED HEREIN, IF AFTER THE EXPIRATION OF THE CONTINGENCY PERIOD BUYER COMMITS A DEFAULT UNDER THIS AGREEMENT AND THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BY REASON OF SUCH DEFAULT, THEN ESCROW HOLDER MAY BE INSTRUCTED BY SELLER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGE BY REASON OF BUYER'S DEFAULT. ACCORDINGLY, BUYER AND SELLER AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT OF THE DEPOSIT PREVIOUSLY PLACED INTO ESCROW BY BUYER PURSUANT TO PARAGRAPH 3 HEREOF.

                SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT. ACCORDINGLY, IF BUYER COMMITS A DEFAULT UNDER THIS AGREEMENT AND THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BY REASON OF SUCH DEFAULT, SELLER MAY INSTRUCT THE ESCROW HOLDER TO CANCEL THE ESCROW, WHEREUPON SELLER SHALL BE RELIEVED FROM ALL LIABILITY HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL (i) CANCEL THE ESCROW, AND (ii) DISBURSE TO SELLER THE DEPOSIT. WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS PARAGRAPH, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389 TO SPECIFICALLY ENFORCE THIS AGREEMENT. IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN ESCROW HOLDER SHALL IMMEDIATELY RETURN TO BUYER THE DEPOSIT, TOGETHER WITH ALL INTEREST ACCRUED THEREON. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS

PARAGRAPH 16 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

        Seller's Initials                         Buyer's Initials

          /s/ initials                              /s/ initials
          ------------                              ------------

                        (b) BUYER'S REMEDIES. Buyer and Seller hereby agree that, if the sale contemplated by this Agreement is not completed as herein provided by reason of any default of Seller hereunder, then in addition to the return of the Deposit and all interest accrued thereon, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity, including, without limitation, the right to specifically enforce this Agreement.

                17.     DAMAGE OR CONDEMNATION PRIOR TO CLOSING.

                        (a) In the event that prior to the Close of Escrow, the Real Property, or any portion thereof, is destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within fifteen (15) days after receipt of written notice of such damage or destruction, either to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder.

                        (b) In the event that prior to the close of Escrow there is any non-material damage to the Real Property, or any part thereof, Seller shall repair or replace such damage prior to the Close of Escrow. Notwithstanding the preceding sentence, in the event Seller is unable to repair or replace such damage, Seller shall notify Buyer in writing of such fact (the "Non-Repair Notice") and Buyer shall thereafter have the right, exercisable by giving Seller notice within fifteen (15) days after receiving the Non-Repair Notice either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or (ii) to accept the Real Property in its then condition and proceed with the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent.

                        (c)     In the event that prior to the Close of
Escrow, all or any material portion of the Real Property is subject to a taking by a public or governmental authority, Buyer shall have the right, exercisable by giving written notice to Seller within fifteen (15) days after receiving written notice of such taking, either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or (ii) to accept the Real Property in its then condition, without a reduction in the Purchase Price, and to receive an assignment of all of Seller's rights to any condemnation award or proceeds payable by reason of such taking. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent.

                        (d) In the event that prior to the Close of Escrow, any non-material portion of the Real Property is subject to a taking by any public or governmental authority, Buyer shall accept the Real Property in its then condition and proceed with the consummation of the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any award or proceeds payable in connection with such taking. In the event of any such non-material taking, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent.

                        (e) For purposes of this Paragraph 16, damage to the Real Property or a taking of a portion thereof shall be deemed to involve a material portion thereof if the estimated cost of restoration or repair, as estimated by Buyer in Buyer's reasonable discretion, of such damage or the amount of the condemnation award with respect to such taking shall exceed Fifty Thousand Dollars ($50,000) or involve any access to the Real Property.

                        (f) Seller agrees to give Buyer prompt written notice of any taking of, proposed taking of, damage to or destruction of the Real Property.

                18. NOTICES. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered, sent by overnight mail (Federal Express or the like) or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, delivered or sent by telex, telecopy, facsimile, fax or cable and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight mail facility, (iii) if mailed, four (4) business days after the date of posting by the United States post office, or (iv) if given by telex, telecopy, facsimile or fax, when sent. Any notice, request, demand, direction or other communication sent by cable, telex, telecopy, facsimile or fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

        To Buyer:               Oasis Residential, Inc.
                                5251 DTC Parkway, Suite 425
                                Englewood, Colorado 80111
                                Attention:      Walter Eeds
                                Phone No.       (303) 220-8080
                                Fax No.         (303) 220-1765

        With a copy to:         Allen, Matkins, Leck, Gamble & Mallory LLP
                                18400 Von Karman, Suite 400
                                Irvine, California 92612
                                Attention:      R. Michael Joyce, Esq.
                                Phone No.       (714) 553-1313
                                Fax No.         (714) 553-8354

        To Seller:              Hutton Development Co., Inc.
                                3505 Cadillac Avenue, Bldg. O-110
                                Costa Mesa, California 92626
                                Attention:      Mr. C. J. Felix
                                Phone No.       (714) 432-8707
                                Fax No.         (714) 432-7026

        With a copy to:         Rutan & Tucker, LLP
                                611 Anton Blvd., Ste. 1400
                                Costa Mesa, California 92626
                                Attention:      Marcia A. Forsyth, Esq.
                                Phone No.       (714) 641-3453
                                Fax No.         (714) 546-9035

        Copy to:                Newport Mesa Partners
                                11300 Sorrento Valley Road, Suite 220
                                San Diego, California 92121
                                Attention:      Kenneth A. Picerne
                                Phone No.       (619) 558-3700
                                Fax No.         (619) 558-3777

        Copy to:                Procopio, Cory, Hargreaves & Savitch LLP
                                530 B Street, Suite 2100
                                San Diego, California 92101
                                Attention:      Jeffrey R. Stoke, Esq.
                                Phone No.       (619) 238-1900
                                Fax No.         (619) 235-0298

        To Escrow Holder:       Chicago Title Company
                                16969 Von Karman Avenue
                                Irvine, California 92714
                                Attention:      Lorri Beasley
                                Phone No.       (714) 263-2500
                                Fax No.         (714) 752-8043


Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

        19. BROKERS. Upon the Close of Escrow, Seller shall pay a real estate brokerage commission to Hirsch Companies in the sum of Two Hundred Thousand Dollars ($200,000) with respect to this transaction in accordance with Seller's separate agreement with said brokers and Seller hereby agrees to indemnify, protect, defend (with counsel chosen by Buyer) and hold Buyer free and harmless from and against any and all commissions or other claims such brokers may assert in connection with the parties entering into, or consummating the transactions contemplated by, this Agreement. If any additional claims for broker's or finders' fees or commissions for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, protect, save harmless and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller hereby agrees to indemnify, protect, save harmless and defend Buyer from and against such claims if they are based upon any statement, representation or agreement made by Seller.

        20. Legal Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees (collectively "Costs") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, attorneys' fees, costs and expenses incurred in (i) postjudgment motions, (ii) contempt proceeding, (iii) garnishment, levy, and debtor and third party examination, (iv) discovery, and (v) bankruptcy litigation.

        21. Assignment; Exchange. Seller may not assign, transfer or convey its rights or obligations under this Agreement without the prior written consent of Buyer, and then only if Seller's assignee assumes in writing all of Seller's obligations hereunder; provided, however, Seller shall in no event be released from its obligations hereunder by reason of such assignment. Buyer, without being relieved of liability hereunder and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder or to nominate another person or entity in whom title to the Property shall vest.

        22.  Miscellaneous.

                (a) Survival of Covenants. The covenants, of both Buyer and Seller set forth in this Agreement shall survive the recordation of the Grant Deed and the Close of Escrow; provided, however, the representations and warranties of Seller shall not survive the Close of Escrow.

                (b) Required Actions of Buyer and Seller. Buyer and Seller agree to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their best efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

                (c) Computation of Time Periods. If the date upon which the Contingency Period expires, the Closing Date or any other date of time period provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended until 5 p.m. Pacific Time of the next day which is not a Saturday, Sunday or federal, state or legal holiday.

                (d) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

                (e) Captions. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

                (f) No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

                (g) Exhibits. The Exhibits attached hereto are hereby incorporated herein by this reference for all purposes.

                (h) Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

                (i) Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

                (j) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                (k) Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

                (l) Entire Agreement. This Agreement supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

                (m) Successors and Assigns. Subject to the restrictions set forth in Paragraph 20 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

                (n) Construction. The parties hereto hereby acknowledge and agree that (i) each party hereto is of equal bargaining strength, (ii) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (iii) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relative to any and all matters contemplated under this Agreement, (iv) each such party and such party's counsel and advisors have reviewed this Agreement, (v) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, and
(vi) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


        "Buyer"                         OASIS RESIDENTIAL, INC.
                                        a Nevada corporation

                                        By: [SIG]
                                            -------------------------
                                           Name:
                                                ---------------------
                                           Title:
                                                 --------------------

        "Seller"                        HUTTON DEVELOPMENT CO., INC.,
                                        a California corporation

                                        By: [SIG]
                                            -------------------------
                                           Name:
                                                ---------------------
                                           Title:  President
                                                 --------------------


Acceptance by Escrow Holder:

        Chicago Title Company hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound and strictly perform the terms thereof as such terms apply to Escrow Holder.

                                        CHICAGO TITLE COMPANY

Dated: May 19, 1997                     By: [SIG]
                                            ---------------------------
                                            Its Authorized Agent

        IN WITNESS WHEREOF, the parties acknowledge and accept the rights and obligations of Prior Owner pursuant to the terms and conditions of this Agreement.

        "Prior Owner"                   NEWPORT MESA PARTNERS,
                                        a California limited partnership

                                        By: PICERNE COSTA MESA I,
                                            a California limited partnership,
                                            its General Partner

                                            By: PICERNE ASSOCIATES,
                                                a California corporation,
                                                its General Partner


                                                 By: [SIG]
                                                     ----------------------
                                                     Kenneth A. Picerne
                                                     President






             [The remainder of this page intentionally left blank.]

Order No: 7305124    M08                        Your Ref: C-156420

1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE



2. Title to said estate or interest at the date hereof is vested in:

HUTTON DEVELOPMENT CO., INC., A CALIFORNIA CORPORATION



3. The land referred to in this report is situated in the State of California, County of ORANGE and is described as follows:

LOT 1102 OF NEWPORT MESA TRACT, IN THE CITY OF COSTA MESA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5, PAGE 1 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT OF SURFACE ENTRY TO A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE THEREOF, AS RESERVED BY HAROLD S. JASPER AND HARRIET JASPER, HUSBAND AND WIFE, IN DEED RECORDED APRIL 5, 1988 AS INSTRUMENT NO. 88-155496 OF OFFICIAL RECORDS.


                                  EXHIBIT "a"
                                       TO
                                  EXHIBIT "H"

                                   RENT ROLL


                                [To Be Supplied]





                                  EXHIBIT "B"

                                  EXHIBIT "B"

                          SEA PALMS VILLAGE APARTMENTS


Unit    Unit      Unit      Res.                               Lease     Move     Market    Lease      Sched.    Gross
 No.    Type     Status    Status             Names             Exp.    In/Out     Rent      Rent     Concess     Pct.    Deposits
-----  -------  --------   ------  --------------------------  ------   ------    -------   -------   --------  --------  --------
A101   2+2A1-0   Occup     Resd    CHESTER MOSES
                                   ALLYSON MOSES                53197   31193     1025.00   1025.00      25.00   1025.00    299.00

A102   2+1A1     Occup     Resd    ALBERT PATTON                03197   30197      975.00    975.00      50.00    975.00    300.00

A103   2+1A1     EMPLOY                                                            975.00                         975.00

A104   2+1A1     Nto/Rnt   Appl    JENNIFER REEDY
                                   JOHN REEDY                           53197      975.00    975.00*                         50.00
                           Resd    DUNCAN SOUZA
                                   CHRIS MC DONALD              52197   52196                975.00               975.00     99.00

A105   1+1A1     Occup     Resd    SANDRA RYAN                  50497   40597      875.00    844.00               844.00    819.00
                           Prev    JEFF CATALLINI
                                   DEBBIE CATALLINI             72196   13197                844.00*                          0.00

A106   2+1R1     Occup     Resd    MARC MITCHELL
                                   MONICA NIECH                 63197   43095      875.00    875.00      45.00    875.00    100.00

A107   2+2R1     Occup     Resd    AL SCHULMAN
                                   CAROL SPEAS                  31498   11597      950.00    950.00      50.00    950.00    249.00

A108   2+2R1     Occup     Resd    DIANA LERNER
                                   RODNEY ANDERSON             121795  111795      950.00    844.00               844.00    199.00

A109   2+2R1     Occup     Resd    DEVON WISNIEWSKI
                                   JEFF PULPER                  51197   41097      950.00    844.00               844.00     99.00
                           Prev    T. ROGER WHISNER
                                   KAREN WHISNER               101495   40397                844.00*                          0.00

A201   2+2A2-O   Occup     Resd    VINCENT NG
                                   AGNES YONG
                                   BOON NG                      11098   11197     1050.00   1050.00     100.00   1050.00     99.00

A202   2+2A2-OO  Occup     Resd    MICHELLE EGAN
                                   JOHN EGAN
                                   DANA EGAN
                                   RYAN HANEY                   92197   12197     1100.00   1075.00      75.00   1075.00     99.00

A203   2+2A2-OO  MODEL                                                            1100.00                        1100.00

A204   2+2A2-OO  Occup     Resd    DINO VISCIGLIO               71597   62593     1100.00   1100.00     125.00   1100.00    200.00

A205   2+1A2     Occup     Resd    DAVID SCHAFFNER              43092  110190      900.00    844.00               844.00    400.00

A206   2+1R2     Occup     Resd    TRACY PERRY
                                   QUY TOM                     100197  101291      900.00    900.00      40.00    900.00    500.00


06-MAY-97       SEA PALMS VILLAGE APARTMENTS   (#  00002-400)           Page 03

                                   RENT ROLL


Unit    Unit      Unit      Res.                               Lease     Move     Market    Lease      Sched.    Gross
 No.    Type     Status    Status             Names             Exp.    In/Out     Rent      Rent     Concess     Pct.    Deposits
-----  -------  --------   ------  --------------------------  ------   ------    -------   -------   --------  --------  --------
A207   2+2R2-O   Occup      Resd   DAVID WEAR
                                   LEONA AQUINO                11098    11197     1075.00   1075.00     75.00   1075.00     99.00

A208   2+2R2-O   Occup      Resd   CLINT BYUN
                                   CAROLYN FAHRER
                                   KENNY FAHRER                51997    111996    1075.00   1075.00             1075.00     99.00

A209   2+2R2-O   Occup      Resd   DAVID WELLS
                                   DEBORAH WELLS               30998    31096     1075.00   1075.00      55.00  1075.00    249.00

A304   2+2R3-O   Occup      Resd   SHELLEY MARCH
                                   LISA LEIBOW                 83197    30197     1125.00   1125.00      75.00  1125.00    249.00

A305   2+1R3-O   Occup      Resd   MICHAEL RICHMAN
                                   CONZUELO RICHMAN            91497    91595      950.00    950.00      60.00   950.00     99.00

A306   2+1R3-O   Occup      Resd   JOHN BEISEL
                                   JASON GORDON                50398    50497      950.00    950.00              950.00     99.00
                            Prev   KATIE TEIGEN                50597    50397                950.00-                         0.00

B201   1+1       Occup      Resd   BRIANNA HAWKINS             51197    41297      745.00    683.00              683.00     99.00
                            Prev   HEATHER MC DUGALL          110794    41197                683.00-                         0.00

B202   1+1       Occup      Resd   BRENDA HARRIS               83192    83192      745.00    683.00              683.00    300.00

B203   1+1       Occup      Resd   LORNZO VILLALBA
                                   ALFREDO VILLALBA           120194   100294      745.00    745.00              745.00     99.00

B204   1+1       Occup      Resd   RHONDA BRABBIN             123195   120195      745.00    683.00              683.00    600.00

C101   2+2R1     Occup      Resd   STEVEN GOLDBERG             71097    11197      950.00    950.00      50.00   950.00     99.00

C102   2+2R1     Occup      Resd   MARCEL JOHNSON
                                   BEN ESQUE
                                   BEN'S 631-1174              80397    80496      950.00    950.00      60.00   950.00     99.00

C103   2+2R1     Occup      Resd   BRONWEN MONTE
                                   JONATHAN MONTE              42098    52195      950.00    950.00      60.00   950.00     99.00

C104   2+2R1     Occup      Resd   ERIC KENNEDY
                                   JEREMY FETTERS
                                   JOE MAURER
                                   JONATHAN HARTSHORN          90197    50497      950.00    950.00              950.00     99.00
                            Prev   DIEGO MONDRAGON
                                   MARIA ESPINOZA
                                   LAZARO ARTEAGA
                                   ROSA ESPINOZA               41797    43097                950.00*                         0.00

06-MAY-'97      SEA PALMS VILLAGE APARTMENTS  (#00002-600)                 Page

                                   RENT ROLL


             Unit      Unit     Res.                           Lease     Move     Market    Lease    Sched.     Gross
Unit No.     Type     Status   Status           Names           Exp.    In/Out     Rent      Rent    Concess     Pct.     Deposits
--------     ----     ------   ------   ---------------------  -----    ------    ------    -----    -------    -----     --------
C105         2+2R1    Occup     Resd    MICK MAIDOVICH
                                        ALEKSANDR MAIDOVICH
                                        ALEX MAIDOVICH          72097    12197     950.00    950.00    75.00     950.00    100.00

C106         2+1R1    Occup     Resd    RAUL MARTINEZ
                                        BERTHA MARTINEZ         93097   100293     875.00    875.00    50.00     875.00    200.00

C107         2+1A1    Occup     Resd    GIL RIVERA             100996    91096     875.00    844.00              844.00     99.00

C108         2+1A1    Occup     Resd    MARTA SALAS-STREIFF     33197    40195     975.00    975.00              975.00    399.00

C109         2+1A1    Occup     Resd    HELENE NIRLEEN
                                        BRANDON PROVINI        101497    41597     975.00    975.00    50.00     975.00     99.00
                                Prev    RYAN NELSON
                                        STEPHEN SHUMAN
                                        RALPH NELSON COSIGN     32797    40397               975.00                          0.00

C110         2+2A2    Occup     Resd    DIANA BLAISURE          51896    41996     975.00    975.00              975.00     99.00

C111         2+2A1    Occup     Resd    ROBIN SANDUSKY
                                        NANCY SNYDER
                                        ROBIN'S #621-6471      110297    50396     975.00    975.00              975.00     99.00

C201         2+2R2    Occup     Resd    DAVID LEWIS
                                        JUSTIN RODENBECK        62797    62896     975.00    975.00    50.00     975.00     99.00

C202         2+2R2    Occup     Resd    PAUL ALBERTH            41498    41597     975.00    975.00    75.00     975.00     99.00

C203         2+2R2    Occup     Resd    STEPHEN WYNN
                                        LAUREL WYNN
                                        CATHERINE HAAS (MINOR)  83197    11997     975.00    975.00    75.00     975.00     460.00

C204         2+2R2    Occup     Resd    CHRISTOPH MARTIN       122797   122896     975.00    975.00    50.00     975.00      99.00

C205         2+2R2    Occup     Resd    MARIA SERPAS
                                        JOSE SERPAS
                                        JOSE MINOR
                                        MANUEL MINOR            80897    80996     975.00    975.00    75.00     975.00      99.00

C206         2+1R2    NTC/UNR   Resd    VIVIAN GARCIA
                                        GAUTAN SHARMA           92097    92196     900.00    900.00    50.00     900.00     249.00

C207         2+1A2    Mtc/Rnt   Appl    PAUL BORDEN                      51597     900.00    844.00-                         75.00
                                Resd    DENISHA SYME           102796    92896               844.00              844.00      99.00

C208         2+2A2    Occup     Resd    STACEE ENGLE
                                        GINA DIXON
                                        GINA'S #574-9472        63097    40795    1000.00   1000.00    75.00    1000.00      99.00

06-MAY-97          SEA PALMS VILLAGE APARTMENTS (S 00002-400)               PAGE

                                   RENT ROLL


Unit        Unit     Unit     Res.                        Lease     Move       Market     Lease   Sched.       Gross
 No.        Type    Status    State       Names            Exp.    In/Out       Rent       Rent   Concess       Pct.    Deposits
----        -----   ------    -----   ----------------    ------   ------     -------    -------  --------    -------   --------
C109        2+2A2   Occup     Resd    ALEX MCCLURE         71497    11597     1000.00    1000.00    75.00     1000.00     99.00

C110        2+2A2   Occup     Resd    JASON CULLEN
                                      ROBERT LEWIS         22598    22697     1000.00    1000.00    75.00     1000.00     99.00

C111        2+2A2   Occup     Resd    JAMES BERARDINI
                                      KELLY BERARDINI      82597    22697     1000.00    1000.00    75.00     1000.00    249.00

C101        2+2R3   Occup     Resd    MIHO ISHIDA          83197    30196     1000.00    1000.00    75.00     1000.00     99.00

C102        2+2R3   EMPLOY                                                    1000.00                         1000.00

C103        2+2R3   Occup     Resd    JOE KEAY
                                      LISA PETERSON        90697    30797     1000.00    1000.00    50.00     1000.00     99.00

C104        2+2R3   Occup     Resd    KRISTEN PETTERMAN
                                      JEREMY DUTCHER
                                      CHRISTOPH HOWELL    101497   101596     1000.00    1000.00    75.00     1000.00    249.00

C105        2+2R3   Occup     Resd    ABDOLBAGH ENTESARI
                                      SIMA ENTESARI        50195    20694     1000.00     844.00               844.00     99.00

C106        2+1R3   Occup     Resd    G. JOHN DIAZ         81497    21597      925.00     925.00    50.00      925.00     99.00

C107        2+1A3   Occup     Resd    TIFFANY JONES
                                      JUDY IVIE            52697    82796      925.00     925.00               925.00     99.00

C108        2+2A3   Occup     Resd    CHRISTINA OTTEN
                                      JAIME CENICEROS
                                      ROBA DO              61197   121396     1025.00    1025.00    50.00     1025.00     99.00

C109        2+2A3   Occup     Resd    JENNIFER OWENS
                                      JOHN GROENHOF        22896   30197      1025.00    1025.00    75.00     1025.00    300.00

C110        2+2A3   Occup     Resd    SCARLET DOOMAN       30898   30996      1025.00    1025.00    50.00     1025.00     99.00

C311        2+2A3   Occup     Resd    BRYAN PULLMAN
                                      LAURA PULLMAN       110297   80196      1025.00    1025.00    60.00     1025.00    300.00

D201        1+1     Occup     Resd    ELLIOT PESSAM        73196   63094       745.00     683.00               683.00     99.00

D202        1+1     Occup     Resd    KIM STACHNIAK        31497   21597       745.00     683.00               683.00     99.00

D203        1+1     Occup     Resd    CAROLINE SCHAUER
                                      DOUGLAS SCHAUER      90796   80896       745.00     683.00               683.00     99.00

D204        1+1     Occup     Resd    PAMELA NEIGHBORS    122195  112295       745.00     683.00               683.00     99.00

06-MAY-97          SEA PALMS VILLAGE APARTMENTS (# 00002-600)        Page


                                   RENT ROLL


Unit      Unit     Unit    Res.                       Lease     Move    Market    Lease     Sched.    Gross
 No.      Type    Status  Status     Names             Exp.    In/Out    Rent      Rent     Concess    Pct.     Deposits
----      -----   ------  ------  -----------------   ------   ------   -------   -------   -------   ------    --------
E101      2+2R1   Occup    Resd   AFSANETH ZADSHIRI
                                  MAHMOOD ZADSHIRI     83195    90194    950.00    950.00              950.00    99.00

E102      2+2R1   Occup    Resd   MARK WING            53197   100795    950.00    950.00    75.00     950.00   249.00

E103      2+2R1   Occup    Resd   DON TYLER
                                  JON BOULINGER       102096    62996    950.00    844.00              844.00    99.00

E104      2+2R1   Occup    Resd   ANNA RAMIREZ
                                  NESTOR RAMIREZ       70597    70597    950.00    950.00    75.00     950.00    99.00

E201      2+2R2   Occup    Resd   RAYMOND JAUREQUI
                                  JUDY JAUREQUI        20698    20795    975.00    975.00    35.00     979.00   300.00

E202      2+2R2   Occup    Resd   DANA HIXSON
                                  LEIGH HARVEY         83197    92896    975.00    975.00    60.00     975.00   249.00

E203      2+2R2   Vac/Ent                                                975.00
                           Appl   KRISTY DELONG
                                  BENJAMIN FISHER               50797              975.00*             975.00    74.00
                           Prev   MICHELLE WILLIAMS    12697    41597              975.00*                        0.00

E204      2+2R2   Occup    Resd   GREG MUNGALL
                                  DURANNE MUNGALL      90197    41297    975.00    975.00    50.00     975.00   249.00
                           Prev   THOMAS SMITH
                                  KATHLEEN SMITH       22897    40497              975.00*                        0.00

E301      2+2R3   Occup    Resd   CAROLYN SCHILDE      63096    11892   1000.00    975.00              975.00   300.00*

E302      2+2R3   Occup    Resd   SHERRY LEYSEN
                                  KURT LEYSEN
                                  SHERRY WK#474-1411  103197    30194   1000.00   1000.00    50.00    1000.00    99.00

E303      2+2R3   Occup    Resd   STACY NETHERCOTT     93097   100194   1000.00   1000.00   100.00    1000.00   249.00

E304      2+2R3   Occup    Resd   BRYAN STEWARD
                                  AMY STEWARD          91797    31997   1000.00   1000.00    50.00    1000.00   249.00
                           Prev   ROSE ELBLING
                                  CYNTHIA CORLEY      113096    31897             1000.00*                        0.00

F201      1+1     Occup    Resd   JOHN KURRACK
                                  MARIA KURRACK       100596    90696    745.00    683.00              683.00    99.00

F202      1+1     Ntc/Rnt  Appl   DAVID BROWN
                                  CANDICE DURANT                60697    745.00    683.00*                       50.00
                           Resd   DENNIS ESPOSITO
                                  DEBBIE ESPOSITO     101194    91294              683.00              683.00    99.00

06-MAY-97
                   SEA PALMS VILLAGE APARTMENTS (8 00002-600)              Page

                                   RENT ROLL



Unit   Unit    Unit     Res.                                     Lease    Move    Market     Lease     Sched.     Gross
 No.   Type   Status   Status   Names                             Exp.   In/Out    Rent       Rent     Concess.    Pct.    Deposits
----   -----   ------  ------  -------------------------------   -----   ------   -------   --------   --------   -------  --------
F203   1+1    Occup     Resd   REBECCA MCRAE                     12697   122796    745.00    683.00                 683.00    99.00

F204   1+1    Occup     Resd   CLAY JOHNSON                      43097    91292    745.00    745.00                 745.00   300.00

G101   2+2A1  Occup     Resd   OLGA SANTANA                      20698    20797    975.00    975.00      75.00      975.00    99.00

G102   2+2A1  Occup     Resd   DANIEL MURPHY
                               GEORGIA MOORE                     12398    12497    975.00    975.00      75.00      975.00   249.00

G103   2+2A1  Occup     Resd   EDWARD GOUDREAU                   03197    20592    975.00   1000.00      50.00     1000.00   300.00

G104   2+2A1  Occup     Resd   GLORIA MINTZ
                               TODD MINTZ                        33197   110191    975.00    975.00                 975.00   100.00

G105   2+2A1  Occup     Resd   CARMEN DICKSON
                               DAVID DICKSON                     50897    40997    675.00    844.00                 844.00    99.00
                        Prev   CHRIS MILLER
                               CARRIE ORTIZ                      120896   40197              844.00*                           0.00

G106   2+2A1  Occup     Resd   JACKI LIVINGSTON
                               AMANDA (MINOR)                    62297    61496    950.00    950.00      75.00      950.00   249.00

G201   2+2A2  Occup     Resd   MATTHEW CORRIGAN
                               MANUEL MARTINHO
                               DAVID BELAR
                               ANTHONY KUEMI                     90197    50197   1000.00   1000.00                1000.00    99.00
                        Prev   GREGORY SAFFER
                               ADELINE SAFFER
                               ELIZABETH MCNAMARA                03197    40497             1000.00                            0.00

G202   2+2A2  Occup     Resd   GORDON FERIC
                               DORIS FERIC                       42097   102996   1000.00   1000.00                1000.00    99.00

G203   2+2A2  Occup     Resd   ELIZABETH KENNY                   33196    12897   1000.00   1000.00      75.00     1000.00    99.00
                        Prev   TAMI GREEN
                               PHILIP ESQUIBEL                   52497    12197             1000.00*                           0.00

G204   2+1A2  Occup     Resd   AMY JONES
                               EMILY HAWKINS                     51898    81996   1000.00   1000.00                1000.00    99.00

G205   2+2B2  Occup     Resd   MAHMAZ DELRAY
                               VANESSA CHOMINA
                               VANESSA'S 7220-8760               30797    20797    900.00    844.00                 844.00    99.00

G206   2+2A2  Occup     Resd   TERESA EDELMAN
                               DANNY (MINOR)                     91997    92096    975.00    975.00      75.00      975.00   549.00

G301   2+2A3  Occup     Resd   CLYDE FIELDS
                               SUE FIELDS                       110697    20797   1025.00   1025.00      75.00     1025.00    99.00

                                 EXHIBIT "B"                            PAGE 08

                   SEA PALMS VILLAGE APARTMENTS (#00002-400)
                                   RENT ROLL


Unit    Unit      Unit     Res.                               Lease     Move    Market    Lease     Sched.    Gross
 No.    Type     Status   Status             Names             Exp.    In/Out    Rent      Rent    Concess     Pct.    Deposits
-----  -------  --------  ------  --------------------------  ------   ------   -------   -------  --------  --------  --------

G302   2+2A3     Occup     Resd   BILL WASSERMAN
                                  STEVE REINDERES               50697   20896   1025.00   1025.00             1025.00    99.00

G303   2+2A3     Occup     Resd   ERIC STEINEMAN
                                  FRANCINE STEINEMAN
                                  ERIC WKN 509-4089            100497   40397   1025.00   1025.00     75.00   1025.00   399.00
                           Prev   JEAN SMILEY
                                  GINA SULLIVAN                 32997   40297             1025.00*                        0.00

G304   2+2A3     Occup     Resd   FRANK TINOCO
                                  MARIA CALDERON                83197   40596   1025.00   1025.00     75.00   1025.00   299.00

G305   2+1R3     Occup     Resd   RICHARD BARIL
                                  GEORGIA SAGER BARIL           22896   20793    925.00    925.00     75.00    925.00   300.00

G306   2+2R3     Occup     Resd   DANIEL BARBER
                                  CHARLENE BARBER              120897  122096   1000.00    950.00     75.00    950.00    99.00

H101   2+2A1     Vac/Rnt                                                         950.00
                           Appl   KEVIN COUGHLIN
                                  MARIA COUGHLIN                        50997              950.00*             950.00    75.00
                           Prev   DWAYNE TATE
                                  SUZETTE TATE                 110495   50197              950.00*                        0.00

H102   2+1A1     Occup     Resd   LINDA DORANTES
                                  CESAR DORANTES                91696   43095     875.00   844.00              844.00   199.00

H103   2+2A1     Occup     Resd   MARGARET STOVER               80697   52096     975.00   975.00    115.00    975.00   100.00

H104   2+2A1     Occup     Resd   DAVID YARTE
                                  MONIQUE PINOCCHIO             70295   60395     975.00   844.00              844.00    99.00

H105   2+2A1     Occup     Resd   EBRU EREM                     10697   90796     975.00   975.00              975.00    99.00

H106   2+2A1     Occup     Resd   KURT GRIGAS
                                  CHARLES GRIGAS, JR.           70697   20797     975.00   975.00     75.00    975.00    99.00

H201   2+1A2     Occup     Resd   CHRISTINE KAKOUR
                                  WK# 435-0673                  93097  100392     975.00   975.00     75.00    975.00   200.00

H202   2+1A2     Occup     Resd   ALBERT ADUNA
                                  CHANTEL ADUNA                111896  101996     900.00   844.00              844.00    99.00

H203   2+2A2     Occup     Resd   APRIL BYRD
                                  TAMMY SMITH
                                  ANGELA JOHNSON
                                  CHERYL MOREFIELD             110297   50297    1000.00  1000.00             1000.00    99.00
                           Prev   ANGELA ALLEYMAN
                                  WK# 7262797                   11197   40497             1000.00*                        0.00

06-MAY-97                             SEA PALMS VILLAGE APARTMENTS   (#  00002-400)                                     Page 09

                                                             RENT ROLL


Unit    Unit      Unit      Res.                               Lease     Move     Market    Lease      Sched.    Gross
 No.    Type     Status    Status             Names             Exp.    In/Out     Rent      Rent     Concess     Pct.    Deposits
-----  -------  --------   ------  --------------------------  ------   ------    -------   -------   --------  --------  --------
H204   2+2A2     Occup      Resd   DARLA GIVEN
                                   JOSEPH UNDERWOOD
                                   LANCE PETTIS
                                   SABRINA STERRET             81597    90696     1000.00   1000.00     75.00   1000.00     99.00

H205   2+2A2     Occup      Resd   DEBORAH WEBSTER
                                   WK# 645-0606 X1445          73196    70196     1000.00    844.00              844.00    400.00

H206   2+2A2     Occup      Resd   DIANE BALDONI
                                   BEN DORANTES                73197    42696     1000.00   1000.00     50.00   1000.00     99.00

H301   2+2R3     Occup      Resd   DANIEL VESELY              110297    50397     1000.00   1000.00             1000.00     99.00
                            Prev   JEANNE ESQUIVEL             63097    50297               1000.00*    50.00                0.00

H302   2+1A3     Occup      Resd   RICHARD WILSON, JR.
                                   LIZ HYATT                   83197    30197      925.00    925.00     50.00    925.00    249.00

H303   2+2A3     Occup      Resd   BARBIE THOMPSON
                                   MARK THOMPSON               90497    32094     1025.00   1000.00             1000.00    399.00

H304   2+2A3     Occup      Resd   LEIGHTON CARNER
                                   MARISOL SANCHIZ             30798    30897     1025.00   1025.00     50.00   1025.00    249.00

H305   2+2A3     Occup      Resd   CARLOS BUTEROSTRO
                                   DARLA BORGATTA              21498    21497     1025.00   1025.00    100.00   1025.00    249.00

H306   2+2A3     Occup      Resd   MATT SEGAL
                                   DOMINIC MORABITO            73197    40191     1025.00   1025.00     40.00   1025.00    200.00

J201   1+1       Occup      Resd   KELLEY HILL                 53197    50197      745.00    683.00              683.00     99.00
                                   WALTER SPURGIASZ            10197    43097                683.00                          0.00

J202   1+1       Occup      Resd   DONALD KING                 71592    71592      745.00    683.00              683.00    300.00

J203   1+1       Occup      Resd   DOUG SARNQ                  11596   121695      745.00    683.00              683.00     99.00

J204   1+1       Occup      Resd   JEANNE SHOBE               111295   100795      745.00    683.00              683.00     99.00

K101   2+1R1K    Occup      Resd   MARIA TORRES
                                   EDWARD TORRES               63095    10495      850.00    800.00              800.00     99.00

K102   2+2R1K    Occup      Resd   ANNA ABRANOVA              100497   100596      925.00    925.00      40.00   925.00    249.00

K103   2+2R1K    Occup      Resd   LYNN MOORLAG
                                   DANIEL ZIMOLZAK
                                   JORDAN (MINOR)              53197    60196      925.00    925.00      75.00   925.00   1150.00

K104   2+2R1K    Occup      Resd   HENRY ZAMORA               103197   110192      925.00    950.00      75.00   950.00    300.00

06-MAY-97          SEA PALMS VILLAGE APARTMENTS (# 00002-600)        Page


                                   RENT ROLL


Unit      Unit     Unit    Res.                            Lease     Move    Market    Lease     Sched.     Gross
 No.      Type    Status  Status     Names                  Exp.    In/Out    Rent      Rent     Concess     Pct.    Deposits
----      -----   ------  ------  -----------------        ------   ------   -------   -------   -------    ------   --------
K105      2+2R1K  Occup    Resd   DAWN MARTIN
                                  CHRISTIAN MARTIN         100897    40997    925.00    925.00    50.00     925.00    99.00
                           Prev   WILLIAM SANTOLUCITO
                                  BRANDON AVILA
                                  ANDY GLENDINNING          40497    32597              925.00*                        0.00

K201      2+1R2K  Occup    Resd   SAM ALIMO
                                  BEATRICE ALIMO            53197    60395    875.00    875.00   250.00     875.00    99.00

K202      2+2R2K  Occup    Resd   MARY GOMEZ                43097    50194    950.00    950.00              950.00   555.00

K203      2+2R2K  Occup    Resd   DREW WALLACE             113097   110192    950.00    975.00   125.00     975.00   300.00

K204      2+2R2K  Occup    Resd   ANITA KRAUSE
                                  DALE KRAUSE               93097    41995    950.00    950.00    85.00     950.00   399.00

K205      2+2R2K  Occup    Resd   PETE VARA
                                  MICHAEL BURROUGHS
                                  SHIRLEY VARA              81497   111596    950.00    925.00    50.00     925.00    99.00

K302      2+2R3K  Occup    Resd   CHERYL DREW              121397   121496    975.00    975.00    75.00     975.00    99.00

K303      2+2R3K  Occup    Resd   WILLIAM BAKER             83197    80694    975.00    975.00    50.00     975.00   600.00

K304      2+2R3K  Occup    Resd   WILLIAM BAKER "SCOTT"
                                  KATHRYN BAKER            121697   121794    975.00    975.00    25.00     975.00   399.00

K305      2+2R3K  Occup    Resd   NADAR ALLAHVERDY
                                  DOROTHY LIGGONS
                                  PH# 631-7825
                                  PGR 213-241-7153          53197    70193    975.00    975.00   100.00     975.00    99.00

L101      2+2A1   Occup    Resd   CHRISTINA KIMBER
                                  MICHAEL MATCHORN         122797   122896    975.00   1000.00    75.00    1000.00    99.00

L102      2+2A1   Occup    Resd   JOHN BAKER
                                  ARMANDO HERNANDEZ         22898    51096    975.00    975.00    65.00     975.00   300.00

L201      2+2A2   Occup    Resd   ALLISON TAYLOR
                                  EVETTE ROTH               13158    20197   1000.00   1000.00    50.00    1000.00    99.00

L202      2+2A2   Occup    Resd   MOLISSA BRYANT
                                  RANDY AMBROSE            111595    40595   1000.00    925.00              925.00   200.00

L302      2+2A3   Occup    Resd   BETH BELIGAN
                                  AARON GARCIA              92097    92196   1025.00   1025.00    75.00    1025.00    99.00

M201      2+2A2   Occup    Resd   SHAHANA ALI
                                  FAIZAL ALI
                                  SHAHANA ALI (MINOR)       71297    11396   1000.00   1000.00    80.00    1000.00    99.00

04-MAY-97          SEA PALMS VILLAGE APARTMENTS (# 00002-400)           Page 11

                                   RENT ROLL


Unit        Unit     Unit      Res.                       Lease     Move       Market    Lease      Sched.     Gross
 No.        Type    Status    Status      Names            Exp.    In/Out       Rent      Rent     Concess      Pct.    Deposits
----        -----   ------    ------  ----------------    ------   ------     -------  ---------   --------   -------   --------
WAIT027                       Appl    CHRISTY RIDINGS              80797                  683.00*                         0.00

WAIT028                       Appl    ROBERT ANDERSON              61597                  683.00*                         0.00

WAIT029                       Appl    ROBYN UMBAUGH
                                      GREG FOURNIER                61597                 1000.00*                         0.00


TOTALS:                                     Scheduled


Total Number of Units:  138

--------------------
* Applicant and Previous lease rent is not included in the lease rent total.

WHEN RECORDED MAIL TO:

Allen, Matkins, Leck, Gamble & Mallory
18400 Von Karman, Fourth Floor
Irvine, California 92715
Attention:______________, Esq.

MAIL TAX STATEMENTS TO:

------------------------------
------------------------------
------------------------------
------------------------------
--------------------------------------------------------------------------------
                                           (Above Space for Recorder's Use Only)

                                   GRANT DEED

The undersigned grantor declares:

Documentary Transfer Tax not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended

County of_________________

        FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________________________, a _________________________, hereby GRANTS to _________________________________________, a _______________, that certain real property in the City of _____________, County of ___________, State of California, which is more particularly described on Exhibit "1" which is attached hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Grant Deed to be executed as of the _____ day of ______________, 199_.

                                        -------------------------------------
                                        -------------------------------------

                                        By:
                                           ----------------------------------
                                           Print Name:
                                                      -----------------------
                                           Print Title:
                                                       ----------------------

                                        By:
                                           ----------------------------------
                                           Print Name:
                                                      -----------------------
                                           Print Title:
                                                       ----------------------

                      [ATTACH APPROPRIATE ACKNOWLEDGMENTS]

                                  EXHIBIT "C"

Order No: 7305124    M08                        Your Ref: C-156420

1. The estate or interest in the land hereinafter described or referenced to covered by this report is:

A FEE



2. Title to said estate or interest at the date hereof is vested in:

HUTTON DEVELOPMENT CO., INC., A CALIFORNIA CORPORATION



3. The land referred to in this report is situated in the State of California, County of ORANGE and is described as follows:

LOT 1102 OF NEWPORT MESA TRACT, IN THE CITY OF COSTA MESA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5, PAGE 1 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT OF SURFACE ENTRY TO A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE THEREOF, AS RESERVED BY HAROLD S. JASPER AND HARRIET JASPER, HUSBAND AND WIFE, IN DEED RECORDED APRIL 5, 1988 AS INSTRUMENT NO. 88-155496 OF OFFICIAL RECORDS.





                                  EXHIBIT "1"

Document No. ______________________

Recorded __________________, 199___

          STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER (PURSUANT TO SECTION 11932 OF THE CALIFORNIA REVENUE AND TAXATION
          CODE)

TO:       Recorder
          County of ______________________

          Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:

Grantor:  ____________________________, a ____________________________________

Grantee:  ____________________________, a ____________________________________

          The property described in the accompanying document is located in the City of ___________________, County of ____________________________.

The amount of tax due on the accompanying document is $____________.

_______   Computed on full value of property conveyed.

_______ Or Computed on full value, less liens and encumbrances remaining at the time of sale.

                                  -------------------------------------------
                                  (Signature of Declarant or Agent)


                                  -------------------------------------------
                                  (Firm Name)


Note: After the permanent record is made, this form will be affixed to the conveying document and returned with it.

                            TENANT LEASE ASSIGNMENT

        THIS TENANT LEASE ASSIGNMENT ("Assignment") is made this ________ day of _______________, 19__ by and between _____________________________________, a _____________________ ("Assignor"), and ________________________________, a
_______________________ ("Assignee").

                              W I T N E S S E T H:

        A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of _____________________, 19__ ("Agreement"), respecting the sale of the "Property" (as defined in the Agreement).

        B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of Assignor's right, title and interest in and to all leases, licenses, rental agreements or occupancy agreements relative to the real property ("Real Property") described in Exhibit "1" attached hereto, together with all rents, issues and profits thereunder (collectively, the "Tenant Leases") and all security deposits, prepaid rentals, cleaning fees and other deposits, plus any interest accrued thereon, paid by tenants of the Real Property to Assignor or any other person ("Tenant Deposits"), which Tenant Leases and Tenant Deposits are set forth on Exhibit "2" attached hereto.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Tenant Leases and the Tenant Deposits and Assignee hereby accepts such assignment. The assignment by Assignor hereunder is made on a "AS-IS" without representation or warranty.

        2. Assignor hereby covenants that Assignor will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, Assignee's successors, nominees or assigns, such documents as Assignee or they may reasonably request in order to fully assign and transfer to and vest in Assignee or Assignee's successors, nominees and assigns the Tenant Leases and the Tenant Deposits, and to protect Assignee's or their right, title and interest in and to the Tenant Leases and the Tenant Deposits and the rights of Assignor intended to be transferred and assigned hereby, or to enable Assignee, Assignee's successors, nominees and assigns to realize upon or otherwise enjoy such rights in and to the Tenant Leases and the Tenant Deposits.

        3. Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord under the Tenant Leases accruing or arising on or after the "Close of Escrow" (as defined in the Agreement).

        4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

        5. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

        6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

"Assignor"
                        ----------------------------------------------------
                        ----------------------------------------------------
                        ----------------------------------------------------


"Assignee"              ----------------------------------------------------
                        ----------------------------------------------------

                      By:
                         ---------------------------------------------------
                         Its:
                             -----------------------------------------------

                [Attach Real Property Description as Exhibit "1" and Schedule of Leases and Security Deposits as Exhibit "2"]

                                   ASSIGNMENT
                                       OF
                       CONTRACTS AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT ("Assignment"), is made as of the ____ day of _________________, 19__ by and between ________________________, a __________________ ("Assignor"), and
______________________ , a __________________ ("Assignee").

                              W I T N E S S E T H:

        A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated _________________, 19__, ("Agreement"), for the purchase and sale of certain real property ("Property") more particularly described in the Agreement.

        B. This Assignment is being made pursuant to the terms of the Agreement for the purpose of assigning to Assignee all of Assignor's right, title and interest in and to those certain contracts, warranties and guaranties, together with all supplements, amendments and modifications thereto approved by Buyer pursuant to the Agreement (collectively, the "Contracts"). The Contracts are more particularly described in Exhibit "1" attached hereto.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee the Contracts and all of Assignor's right, title, interest, benefits and privileges thereunder, and Assignee hereby accepts such Assignment. The assignment by Assignor hereunder is made on an "AS-IS" basis without representation or warranty.

        2. By acceptance of this Assignment, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon or assumed by Assignor under the Contracts. Said assumption shall have application only to those obligations under the Contracts first accruing or arising on or after the Close of Escrow and shall have no application to obligations accruing or arising prior to said date.

        3. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

        4. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

        5. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

        6. This Assignment shall be governed by, interpreted under, and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

        "Assignor"
                        ----------------------------------------------------
                        ----------------------------------------------------
                        ----------------------------------------------------

[SIGNATURES CONTINUED]

                                  EXHIBIT "E"

"Assignee"
                        ----------------------------------------------------
                        ----------------------------------------------------


                        By:
                           -------------------------------------------------
                           Its:
                               ---------------------------------------------


                         [Attach Schedule of Contracts
                                as Exhibit "1"]

                                  BILL OF SALE
                                  ------------

        THIS BILL OF SALE ("Bill of Sale") is made this ____ day of _________, 19__ by NEWPORT MESA PARTNERS, A California limited partnership ("NMP"), in favor of ___________________, a ___________________ ("Buyer").


                              W I T N E S S E T H:

        A. HUTTON DEVELOPMENT CO., INC., a California corporation, NMP, and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of ___________________, 19__ ("Agreement") respecting the sale of certain "Property" (as defined in the Agreement).

        B. Under the Agreement, NMP is obligated to transfer to Buyer any and all of NMP's right, title and interest in and to all equipment, appliances, tools, machinery, supplies, building materials and other personal property of every kind and character owned by NMP and attached to, appurtenant to, located in or used in connection with the operation of the "Improvements" (as defined in the Agreement) (collectively, the "Personal Property").

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NMP does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Buyer without warranty and on an "AS-IS" basis, all of the Personal Property, including, without limitation, those certain items of personal property described on Exhibit "1" attached hereto.

        1. NMP hereby covenants that NMP will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, Buyer's successors, nominees or assigns, such documents as Buyer or they may reasonably request in order to fully assign and transfer to and vest the Personal Property in Buyer or Buyer's successors, nominees and assigns and to protect Buyer's or their right, title and interest in and to all of the Personal Property and the rights of NMP intended to be transferred and assigned hereby, or to enable Buyer, Buyer's successors, nominees and assigns to realize upon or otherwise enjoy such rights and property.

        2. This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Buyer and NMP.

        3. This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

        IN WITNESS WHEREOF, NMP has executed and delivered this Bill of Sale as of the date first written above.

    "Seller"                            NEWPORT MESA PARTNERS, a California
                                        limited partnership

    By:                                 Its:
       --------------------------            ---------------------------------


                    [Attach Description of Personal Property
                                as Exhibit "1"]




                                  EXHIBIT "F"

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS


        To inform _________________________________________, a _________________
_____________ (the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer by __________________________________________________________,
a _________________________________________________ ("Transferor") of certain interests in real property to the Transferee, the undersigned hereby certifies the following on behalf of the Transferor:

        1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

        2. The Transferor's U.S. employer or tax (social security) identification number is _________________________________________.

        The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.


       "TRANSFEROR"                ____________________________________________
                                   ____________________________________________
                                   ____________________________________________

Dated: _______________, 19__


                                  EXHIBIT "G"

                          GENERAL ASSIGNMENT AGREEMENT


        THIS GENERAL ASSIGNMENT AGREEMENT ("Assignment"), is made as of the ____ day of _______, 199__, by and among HUTTON DEVELOPMENT CO., INC., a California corporation and NEWPORT MESA PARTNERS, a California limited partnership (collectively "Assignor") and ________________________ ("Assignee").

                                  WITNESSETH:

        HUTTON DEVELOPMENT CO., INC., a California corporation ("Seller") is the owner of that certain land (the "Land") located in the City of _________, County of ___________, State of California more particularly described in "Exhibit A" attached hereto, and all rights, privileges and easements appurtenant to the Land (the "Appurtenances"), and all buildings and other improvements thereon (the "Improvements"). The Land, the Appurtenances and the Improvements are hereinafter referred to collectively as the "Real Property." The Real Property is being conveyed by Seller to Assignee pursuant to a grant, bargain and sale deed ("Grant Deed") of on or about even date herewith.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title, interest, benefits and privileges in and to the following described property (collectively, the "Rights"):

                (a) All construction, engineering, consulting, architectural and other similar contracts, and any and all amendments and modifications thereto, concerning the design or construction of any or all of the Real Property and all warranties with respect thereto (including all statutory, express and implied warranties);

                (b) All architectural drawings, plans, specifications, soils tests, appraisals, engineering reports and similar materials relating to any or all of the Real Property;

                (c) All payment and performance bonds or guaranties and any and all modifications and extensions thereof relating to the Real Property;

                (d) All governmental entitlements (including, but not limited to, all environmental impact reports, negative declarations, map approvals, conditional use permits, building permits and certificates of occupancy for the Improvements), permissions, environmental clearances, authority to subdivide the Land, rights, licenses and permits which relate to all or any of the Real Property;

                (e) All general tangibles relating to the development or use of the Real Property, including, without limitation, all names under which or by which the Real Property or any portion thereof may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all trademarks and goodwill in any way relating to the Real Property;

                (f) All refunds and payments of any kind relating to the construction, operation, occupancy, use and/or disposition of any or all of the Real Property; and

                (g) All proceeds and claims arising on account of any damage to or taking of the Real Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Real Property.

        2. Assignee hereby accepts the grant, assignment, transfer, conveyance and delivery of the Rights set forth in Paragraph 1 hereof, effective as of the recordation of the Grant Deed.

        3. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

        4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be

                                  EXHIBIT "H"
entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorney's fees.

        5. This Assignment shall be governed by, interpreted under, and enforced and construed in accordance with the laws of the State of California.

        6. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first hereinabove written.

        "Assignor"                      __________________________________
                                        __________________________________
                                        __________________________________

        "Assignee"                      __________________________________
                                        a_________________________________

                                        By:_______________________________
                                           Its:___________________________

Order No: 7305124    M08                        Your Ref: C-156420

1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE



2. Title to said estate or interest at the date hereof is vested in:

HUTTON DEVELOPMENT CO., INC., A CALIFORNIA CORPORATION



3. The land referred to in this report is situated in the State of California, County of ORANGE and is described as follows:

LOT 1102 OF NEWPORT MESA TRACT, IN THE CITY OF COSTA MESA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5, PAGE 1 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS, MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT OF SURFACE ENTRY TO A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE THEREOF, AS RESERVED BY HAROLD S. JASPER AND HARRIET JASPER, HUSBAND AND WIFE, IN DEED RECORDED APRIL 5, 1988 AS INSTRUMENT NO. 88-155496 OF OFFICIAL RECORDS.



                                  EXHIBIT "a"
                                       TO

                           HAZARDOUS WASTE DISCLOSURE
                           --------------------------


                                [To Be Provided]





                                  EXHIBIT "I"